Supplement dated January 26, 2016, to the Wilmington Funds (the “Trust”) Statement of Additional Information dated August 31, 2015 (the “SAI”)

Effective December 1, 2015, the following amends and supplements certain information on page 80 of the SAI under the section entitled “Who Manages and Provides Services to the Funds?” and the subsections entitled “Sub-Advisory Services,” “Multi-Manager International Fund”:

MULTI-MANAGER INTERNATIONAL FUND

Each of Dimensional Fund Advisors LP (“Dimensional”), J O Hambro Capital Management Limited (“JOHCM”), LSV Asset Management (“LSV”), Northern Cross LLC (“Northern Cross”), Oberweis Asset Management, Inc. (“Oberweis”) and Parametric Portfolio Associates LLC (“Parametric”) act as sub-advisors to the Multi-Manager International Fund. The Advisor will allocate assets of the Multi-Manager International Fund among the sub-advisors. The allocation of assets among the sub-advisors may vary from time to time and the Advisor may not allocate assets to every sub-advisor.

Dimensional is located at 6300 Bee Cave Road, Building One, Austin, TX 78746.

JOHCM is located at Ground Floor, Ryder Court, 14 Ryder Street, London, England SW1Y 6QB.

LSV is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

Northern Cross is located at 125 Summer Street, Suite 1410, Boston, MA 02110.

Oberweis is located at 3333 Warrenville Road, Suite 500, Lisle, IL 60532.

Parametric is located at 1918 Eighth Avenue, Suite 3100, Seattle, WA 98101.

SUB-ADVISOR	SUBADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
Dimensional	0.45% on the first $50 million in assets; and
0.30% on assets over $50 million
JOHCM	0.70%
LSV	0.49%
Northern Cross	0.55% on the first $1 billion in assets; and
0.50% on assets over $1 billion
Oberweis	1.00% on the first $50 million; 0.90% on the next $50 million;
and 0.80% on assets in excess of $100 million
Parametric	For assets allocated to the Emerging Markets Strategy:
0.60% on the first $100 million in assets; and
0.55% on assets over $100 million
For assets allocated to the Developed Country Index Replication Strategy:
0.275% on the first $50 million in assets; and
0.20% on assets over $50 million

Please keep this Supplement for future reference

SP-WT-SAI-002-012616